ENERGY CONVERSION DEVICES REPORTS

NET INCOME OF $0.24 PER SHARE ON REVENUES OF $82 MILLION

FOR FOURTH QUARTER OF FISCAL 2008

▪    Operating Profitability Achieved in Second Half, Solar Gross Margin Sustained at 30+ Percent

▪    World’s Largest 12MW Solar Rooftop Installation Confirms Leadership in BIPV/Rooftop Market

▪    Sales Pipeline Grows 50% to $1.8 Billion

Rochester Hills, Mich., Aug. 28, 2008 – Energy Conversion Devices, Inc. (ECD) (NASDAQ: ENER), the leading global manufacturer of thin-film flexible solar laminate products for the building integrated and commercial rooftop markets, today announced financial results for the fourth quarter and fiscal year ended June 30, 2008.

Total consolidated revenues for the quarter were $82.4 million, up 18 percent from third quarter revenues of $70.0 million, and 129 percent higher than fourth quarter fiscal 2007 revenues of $36.0 million. Solar product sales were $77 million, a 19 percent sequential increase and a 161 percent increase over the prior-year quarter.

Net income for the fourth quarter was $9.9 million, or $0.24 per share, compared to net income of $7.0 million, or $0.17 per share, in the third quarter of fiscal 2008, and a net loss of $13.1 million, or $0.33 per share, in the year-ago period.

Gross margin on product sales in the solar business was 33.5 percent in the fourth quarter, compared with 30.7 percent in the third quarter. United Solar Ovonic produced 26.2 MWs in the fourth quarter and 73.6 MWs for the fiscal year. As of June 30, 2008, the solar product sales pipeline was $1.8 billion, as compared to $1.2 billion at the end of the fiscal third quarter.

Mark Morelli, ECD’s president and chief executive officer, said, “During fiscal 2008, we focused on operational excellence, and successfully built a strong foundation for sustained long-term growth. For example, fourth quarter solar gross margin improved to 33.5 percent compared with 15.8 percent last year. SG&A as a percent of revenue in the fourth quarter declined to 16.9 percent from 30.8 percent a year ago. As a result, we achieved profitability from operations for the second half of fiscal 2008.”

Mr. Morelli added, “Fiscal 2008 marked a major transition in ECD’s history, as the company generated positive operating cash flow of $28.5 million during the year, a significant improvement from the negative $21.8 million in fiscal 2007. We also completed an important capital raise that will allow us to fund our expansion to 1GW of capacity by the end of fiscal 2012. The selection of UNI-SOLAR to power the world’s largest rooftop solar installation validates our continued success at selling UNI-SOLAR’sdifferentiated value proposition into new and expanding markets and distribution channels in the rooftop and building-integrated PV markets. I am confident that our growth and momentum will continue into fiscal 2009 and beyond.”

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Fiscal Year Results

For fiscal 2008, total consolidated revenues were $255.9 million compared with $113.6 million for fiscal 2007, an increase of 125 percent. Solar product sales totaled $231.5 million in fiscal 2008, a 154 percent increase compared with $91.2 million last year. For fiscal 2008, the company reported net income of $3.9 million, or $0.10 per share, compared to a net loss of $25.2 million, or $0.64 per share in fiscal 2007.

The company’s cash, cash equivalents, and short-term investments totaled approximately $500 million at the end of the fiscal year, reflecting the net proceeds of $405 million from the issuance of the company’s convertible senior notes and common stock in June 2008. Common shares outstanding at June 30, 2008 were 45,575,554, however, as the company loaned 3,444,975 shares of its common stock to Credit Suisse International, pursuant to a share lending agreement, the shares used for the calculation of shares outstanding for the full year were 40,231,379 for basic and 41,137,849 for diluted shares.

First Quarter and Fiscal Year 2009 Guidance

Total consolidated revenues are expected to be between $95 and $98 million for the fiscal first quarter ending September 30, 2008, and between $455 and $485 million for fiscal 2009. Solar product sales for the first quarter are expected to be $89 to $91 million and $430 to $450 million for fiscal 2009. For the first quarter, gross margin is expected to be about 31 percent, and between 33 and 35 percent for the second half of the fiscal year. Restructuring costs are expected to be between $1.7 and $2.0 million for the first quarter and $2.5 to $3.0 million for fiscal 2009. Preproduction costs are expected to be between $1.5 and $1.9 million for the first quarter and between $7.0 and $9.0 million for fiscal 2009.

Conference Call / Webcast Details

Management of Energy Conversion Devices will review these financial results on a conference call on Thursday, August 28, 2008, at 10:00 a.m. ET. The dial-in number for the live audio call is 877-858-2512 or 706-634-6076 (international) with conference ID number 60981223. The conference call will be webcast live over the Internet and can be accessed in the Investor Relations – Conference Calls – section of the company’s website at www.ovonic.com.

An audio replay of the call will be available approximately two hours after the conclusion of the call. The audio replay will remain available until 11:59 p.m., September 1, 2008, and can be accessed by dialing (800) 642-1687 or (706) 645-9291 (international), with conference ID number 60981223. The webcast will also be archived on the company’s website.

About Energy Conversion Devices

Energy Conversion Devices, Inc. (ECD) (NASDAQ: ENER) is the leader in building integrated and commercial rooftop photovoltaics, one of the fastest growing segments of the solar power industry. The company manufactures and sells thin-film solar laminates that convert sunlight to energy using proprietary technology. ECD’s UNI-SOLAR® brand products are unique because of their flexibility, light weight, ease of installation, durability, and real-world efficiency. ECD also pioneers other alternative technologies, including a new type of nonvolatile digital memory

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technology that is significantly faster, less expensive, and ideal for use in a variety of applications including cell phones, digital cameras and personal computers. For more information, please visit www.ovonic.com.

This release contains forward-looking statements within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future net sales or performance, capital expenditures, financing needs, plans or intentions relating to expansions, business trends and other information that is not historical information. All forward-looking statements are based upon information available to us on the date of this release and are subject to risks, uncertainties and other factors, many of which are outside of our control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. Risks that could cause such results to differ include: our ability to achieve sustainable profitability; our ability to maintain our customer relationships; our ability to expand our manufacturing capacity in a timely and cost-effective manner; the worldwide demand for electricity and the market for solar energy; the supply and price of components and raw materials for our products; and the resolution of pending legal disputes. The risk factors identified in the ECD filings with the Securities and Exchange Commission, including the company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q, could impact any forward-looking statements contained in this release.

Contact:

Mark Trinske, Vice President

Investor Relations & Communications

(248) 299-6063

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ENERGY CONVERSION DEVICES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Quarter Ended June 30,			Year Ended June 30,
	2008		2007	2008	2007
Revenues
Product Sales	$77,800		$31,284	$237,191	$96,014
Royalties	1,262		926	5,306	3,323
Revenue from Product Development Agreements	2,950		3,184	11,440	11,934
Revenue from License Agreements	238		313	1,253	1,047
Other	138		302	671	1,249
Total Revenues	82,388		36,009	255,861	113,567
Expenses
Cost of Product Sales	51,966		27,119	174,075	81,241
Cost of Revenues from Product Development Agreements	1,865		2,146	7,257	7,685
Product Development and Research Expenses	2,207		4,220	9,905	19,745
Preproduction Costs	1,346		2,019	6,920	3,614
Selling, General and Administrative (Net) (Including Patents)	15,287	(1)	11,422 (2)	52,369 (1)	38,399 (2)
Restructuring Charges	1,940		5,385	9,396	5,385
Total Expenses	74,611		52,311	259,922	156,069
Income (Loss) from Operations	7,777		(16,302)	(4,061)	(42,502)
Other Income (Expense)
Interest Income	981		3,168	7,019	17,543
Other	(99)		(2)	(165)	(2)
Other Nonoperating Income (Expense)	1,274		(9)	1,216	(270)
Total Other Income	2,156		3,157	8,070	17,271
Net Income (Loss) before Income Taxes	9,933		(13,145)	4,009	(25,231)
Income Taxes	61		—	156	—
Net Income (Loss)	$9,872		$(13,145)	$3,853	$(25,231)
Basic Net Income (Loss) Per Share	$.24		$(.33)	$.10	$(.64)
Diluted Net Income (Loss) Per Share	$.24		$(.33)	$.09	$(.64)
Shares Used in Calculation of Net
Income(Loss) Per Share(3):
Basic	40,666		39,655	40,231	39,389
Diluted	41,525		39,655	41,138	39,389

(1)	Includes net loss on disposal of property, plant and equipment of $1,330 for the fourth quarter and $1,116 for the full year
(2)	Includes net loss on disposal of property, plant and equipment of $318 for both periods
(3)	Excludes for 2008 the effect of the 3.4 million shares loaned pursuant to the share lending agreement.

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Non-GAAP Financial Measures

To supplement its financial statements presented in accordance with Generally Accepted Accounting Principles (GAAP) ECD uses the following measures as defined by the Securities and Exchange Commission as non-GAAP measures:

	Quarter Ended June 30,		Year Ended June 30,
	2008	2007	2008	2007
	(In Thousands Except Per Share Data)
Net Income (Loss)	$9,872	$(13,145)	$3,853	$(25,231)
Add:
– Preproduction Costs	1,346	2,019	6,920	3,614
– Restructuring Charges	1,940	5,385	9,396	5,385
Net Income (Loss) as Adjusted (Non-GAAP)	$13,158	$(5,741)	$20,169	$(16,232)
Net Income (Loss) (Basic) Per Share as Reported	$.24	$(.33)	$.10	$(.64)
Net Income (Loss) (Diluted) Per Share as Reported	$.24	$(.33)	$.09	$(.64)
Net Income (Loss) (Basic) Per Share as Adjusted (Non-GAAP)	$.32	$(.14)	$.50	$(.41)
Net Income (Loss) (Diluted) Per Share as Adjusted (Non-GAAP)	$.32	$(.14)	$.49	$(.41)

ENERGY CONVERSION DEVICES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In Thousands)

	Year Ended June 30,
	2008	2007
ASSETS
Cash and Cash Equivalents	$484,492	$80,770
Short-Term Investments	14,989	125,004
Accounts Receivable (Net)	53,525	36,498
Inventories	31,337	38,692
Assets Held for Sale	1,539	1,524
Property, Plant and Equipment (Net)	404,119	311,369
Other	51,966	6,822
TOTAL ASSETS	$1,041,967	$600,679
LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts Payable and Other Current Liabilities	$52,103	$42,940
Long-Term Liabilities	347,952	32,232
TOTAL LIABILITIES	400,055	75,172
STOCKHOLDERS’ EQUITY	641,912	525,507
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,041,967	$600,679

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ENERGY CONVERSION DEVICES, INC. AND SUBSIDIARIES

CONDENSED STATEMENTS OF CASH FLOWS

(In Thousands)

	Year Ended June 30,
	2008	2007
OPERATING ACTIVITIES:
Net (Income)Loss	$3,853	$(25,231)
Adjustments to Reconcile Net Income(Loss) to Net Cash Used In Operating Activities:
Depreciation and Amortization	21,917	12,170
Bad Debt	868	10
Amortization of Premium (Discount) on Investments	1	529
Allowance for Slow-Moving Inventory	2,920	1,348
Restructuring Charge	2,165	107
Stock and Stock Options Issued for Services Rendered	2,010	1,763
Other	989	(1,123)
Changes in Working Capital	(6,213)	(11,387)
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	28,510	(21,814)
INVESTING ACTIVITIES:
Purchases of Property, Plant and Equipment (Including Construction in Progress) (Net)	(117,047)	(186,988)
Proceeds from Sale of Investments	75,379	113,975
Payment to Ovonyx	—	(200)
NET CASH USED IN INVESTING ACTIVITIES	(41,668)	(73,213)
NET CASH PROVIDED BY FINANCING ACTIVITIES	417,247 (1)	11,016
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(368)	(181)
NET CASH FLOW	403,721	(84,192)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	80,770	164,962
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$484,491	$80,770

(1)	Primarily $405 million capital raise in June 2008.

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ENERGY CONVERSION DEVICES, INC. AND SUBSIDIARIES

SEGMENT REVENUE AND OPERATING INCOME/(LOSS)

(In Thousands)

	Quarter Ended June 30,
	2008	2007	2008	2007
	Revenues		Income (Loss) from Operations
United Solar Ovonic	$79,055	$31,468	$16,292	$(908)
Ovonic Materials(1)	3,226	4,372	260	(2,749)
Corporate Activities(2)	242	257	(8,833)	(12,242)
Consolidating Entries	(135)	(88)	58	(403)
Consolidated	$82,388	$36,009	$7,777	$(16,302)

	Year Ended June 30,
	2008	2007	2008	2007
	Revenues		Income (Loss) from Operations
United Solar Ovonic	$239,398	$98,363	$31,644	$1,962
Ovonic Materials(1)	16,066	14,635	899	(13,706)
Corporate Activities(2)	1,039	1,147	(36,816)	(28,769)
Consolidating Entries	(642)	(578)	212	(1,989)
Consolidated	$255,861	$113,567	$(4,061)	$(42,502)

(1)	Excludes discontinued operations.
(2)

Revenues consist primarily of services, facilities and miscellaneous administrative and laboratory and machine shop services provided to certain affiliates; expense primarily includes corporate operations, including facilities, human resources, legal, finance, information technology, business development, purchasing and restructuring. The loss from operations includes restructuring costs of $5.4 million in fiscal 2007 for the first phase of the Company’s restructuring plan and $9.4 million in fiscal 2008.

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Segment Operations – United Solar Ovonic
(In thousands)

	Three Months Ended June 30,				Year Ended June 30,
	2008		2007		2008		2007
PV Product Sales	$76,981		$29,467		$231,519		$91,182
Megawatts Produced	26.2		10.7		73.6		32.5
Megawatts Shipped	25.7		10.1		77.1		29.3
Cost of Product Sales	$51,169		$24,798		$169,015		$75,096
Gross Margin	$25,812		$4,669		$62,504		$16,086
Gross Margin %	33.5%		15.8%		27.0%		17.6%
Other Revenues:
Research and Development	$2,074		$2,000		$7,879		$7,174
Other Operating Revenues	—		1		—		7
Other Revenues Total	2,074		2,001		7,879		7,181
Total Revenues	79,055		31,468		239,398		98,363
Other Expenses:
Cost of Revenues from Product Development Agreements	1,347		1,002		4,938		2,922
Product Development and Research Expenses	927		864		3,650		3,737
Preproduction	1,346		2,019		6,920		3,614
Selling, General and Administrative Expenses	7,974	(1)	3,693	(2)	23,231	(1)	11,032	(2)
Total Other Expenses	11,594		7,578		38,739		21,305
Income (Loss) from Operations	$16,292		$(908)		$31,644		$1,962

(1)   Includes net loss on disposal of property, plant and equipment of $1,296 for both periods.

(2)   Includes net loss on disposal of property, plant and equipment of $319 for both periods.

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Segment Operations – Ovonic Materials
(In thousands)

	Three Months Ended June 30,		Year Ended June 30,
	2008	2007	2008	2007
Product Sales	$818	$1,816	$5,690	$4,832
Cost of Product Sales	855	1,992	5,374	4,666
Other Revenues:
Royalties	1,262	926	5,306	3,323
Research and Development	876	1,184	3,560	4,780
Licenses	238	313	1,253	1,047
Other Operating Revenues	32	133	257	653
Other Revenues Total	2,408	2,556	10,376	9,803
Total Revenues	3,226	4,372	16,066	14,635
Other Expenses:
Cost of Revenues from Product Development Agreements	518	1,144	2,318	4,783
Product Development and Research Expenses	1,280	3,357	6,256	16,007
Operating, General and Administrative Expenses	313	628	1,219	2,885
Total Other Expenses	2,111	5,129	9,793	23,675
Income (Loss) from Operations	$260	$(2,749)	$899	$(13,706)

Segment Operations – Corporate Activities
(In thousands)

	Three Months Ended June 30,		Year Ended June 30,
	2008	2007	2008	2007
Other Operating Revenues	$242	$257	$1,039	$1,147
Other Expenses:
Restructuring	1,939	5,385	9,396	5,385
Operating, General and Administrative Expenses	7,136	7,114	28,459	24,531
Total Expenses	9,075	12,499	37,855	29,916
Loss from Operations	$(8,833)	$(12,242)	$(36,816)	$(28,769)